UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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AMERICAN AIRLINES GROUP INC.

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Stockholder Engagement Spring 2024

January 1, 2020 FORWARD-LOOKING STATEMENTS Certain of the statements contained in this presentation should be considered forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth herein as well as in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 (especially in Part I, Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and Part II, Item 1A. Risk Factors), and other risks and uncertainties listed from time to time in the Company’s other filings with the Securities and Exchange Commission. Additionally, there may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. AVAILABLE INFORMATION This presentation should be read in conjunction with the Company’s other filings with the Securities and Exchange Commission from time to time including, in particular, the Company’s definitive proxy statement filed on April 25, 2024 (the “Proxy Statement”). The information set forth on Appendix B “Reconciliation of Certain GAAP to Non-GAAP Financial Information” to the Proxy Statement shall be incorporated herein by reference. 2

January 1, 2020 EXECUTIVE SUMMARY Capable, Diverse and Engaged Board of Directors (pgs. 5-6) • Our Board refreshment efforts, including the addition of five new and the resignation of four directors since 2020, along with the appointment of a new Independent Chairman in April 2023, have strengthened the alignment of Board composition and skills with our long-term strategic priorities and bolstered the Board’s oversight capabilities Strong Execution of Strategy (pg. 7) • American has produced exceptionally strong operating performance, delivering on-time performance and full-year completion factor that was record-setting for American and best among the major network airlines • Made significant progress against our debt reduction goals and achieved record 2023 revenue of approximately $53B, an increase of more than $22B compared to 2021 • On a GAAP-basis, reversed our pre-tax loss of over $2.5B in 2021 to pre-tax income of more than $1.1B in 2023 • Excluding pre-tax net special items, reversed our pre-tax loss of nearly $7B in 2021 to pre-tax income of nearly $2.5B in 2023 Thoughtful Approach to Executive Compensation (pgs. 8-12) • Our 2023 executive compensation program was heavily performance-based and directly linked with our established goals of delivering record operational results, continuing to close our margin gap with our largest competitors, and reducing total debt by $15B by the end of 2025 • Approximately 91% of Mr. Isom’s 2023 target annual compensation was at-risk and half of his 2023 LTIP grant was subject to performance-vesting conditions with a three-year performance period. Mr. Isom’s 2023 target direct annual compensation was significantly below the last-reported target annual compensation of the CEOs of Delta and United • Mr. Isom’s compensation in 2023 reflects several one-time factors that will not continue in 2024, with his go-forward compensation designed to incentivize and reward performance against American’s long-term strategic initiatives 3

January 1, 2020 WE REQUEST YOUR SUPPORT AT THE 2024 ANNUAL MEETING Voting matter Board recommendation FOR each 1. Election of directors✓ director nominee 2. Ratification of public accounting firm✓ FOR 3. A proposal to approve, on a non-binding, advisory basis, executive compensation✓ FOR 4. A proposal to amend our Certificate of Incorporation to allow future amendments to the ✓ FOR Bylaws by our stockholders by simple majority vote 5. A proposal to amend our Certificate of Incorporation to allow all other provisions of the ✓ FOR Certificate of Incorporation to be amended in the future by simple majority vote 4

CAPABLE, DIVERSE AND ENGAGED BOARD OF DIRECTORS

Independent Chairman



Gregory D. Smith
(Director since 2022)
Former EVP and CFO,
Boeing

Corporate Governance & Public Responsibility Chair



Martin H. Nesbitt
(Director since 2015)
Co-CEO,
Vistria Group

Compensation Chair



Denise M. O'Leary
(Director since 2013)
Private Venture
Capital Investor

Audit Chair



Matthew J. Hart
(Director since 2013)
Former President & COO,
Hilton Hotels

Finance Chair



Doug Steenland
(Director since 2020)
Former President & CEO,
Northwest Airlines

Safety Chair



Adriane M. Brown
(Director since 2021)
Managing Partner,
Flying Fish Partners



John T. Cahill
(Director since 2013)
Vice Chairman,
Kraft Heinz



Michael J. Embler
(Director since 2013)
Former CIO,
Franklin Mutual Advisors



Robert D. Isom Jr.
(Director since 2022)
CEO,
American Airlines



Susan D. Kronick
(Director since 2015)
Former Vice Chair,
Macy's



Vicente Reynal
(Director since 2022)
Chairman, President &
CEO, Ingersoll Rand

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January 1, 2020 BOARD COMPOSITION AND SKILLS ENSURING ROBUST OVERSIGHT AGE GENDER DIVERSITY TENURE 2 2 3 3 Over 45% 27% 6.1 years 64 years 1 of directors of directors 6 5 average 6 average age identify as are female tenure diverse 2 8 6 <60 60-69 70+ Female Male Female Female and racially diverse Racially diverse 0-5 years 6-10 years K E Y D I R E C T O R E X P E R I E N C E International Airline / Travel / Consumer / Financial / Investment Safety Leadership Transportation Customer Service Accounting Senior Information Human Capital / Risk Management Sustainability Leadership Technology Union Relations We remain focused on aligning our diverse board capabilities to our evolving strategy 6

STRONG PERFORMANCE AGAINST OUR STRATEGIC PRIORITIES

To successfully lead American through the critical post-pandemic chapter, we established a targeted list of primary goals to improve the reliability, profitability and accountability of our operations to yield long-term value

RELIABILITY

- Operated nearly 2 million flights with an average load factor of 83.5%
- Delivered on-time performance that was record-setting for American and the best among the major network airlines, including during the summer peak travel period
- Produced our best-ever full-year completion factor, with the lowest number of cancellations since the merger with US Airways
- Reached new, long-term collective bargaining agreements with three of our workgroups, providing those team members with significantly improved wages and other benefits

PROFITABILITY

- Achieved record 2023 revenue of ~$53B, an increase of more than $22B compared to 2021
- On a GAAP basis, reversed our pre-tax loss in 2021 of over $2.5B and produced pre-tax income of $186M in 2022 and more than $1.1B in 2023
- Excluding pre-tax net special items(1), reversed our pre-tax loss in 2021 of nearly $7B and produced pre-tax income of $458M in 2022 and nearly $2.5B in 2023

ACCOUNTABILITY

Enhanced liquidity:

- Generated GAAP operating cash flow of $3.8B and the airline's highest full-year free cash flow(2) of $1.8B in 2023
- Ended 2023 with ~$10.4B of total available liquidity(3)

Strengthened the balance sheet:

- Reduced total debt(4) by $3.2B in 2023
- Achieved more than 75% of the way towards our 2025 total debt reduction goal of $15B

Improved credit ratings:

- Fitch and S&P provided double-notch upgrades, and Moody's provided a single-notch upgrade

(1) See Appendix B of 2024 Proxy Statement for details on the components of pre-tax net special items and for a reconciliation of pre-tax net income (loss) excluding net special items, a non-GAAP measure.
(2) See Appendix B of 2024 Proxy Statement for a reconciliation of free cash flow, a non-GAAP measure.
(3) Total available liquidity includes unrestricted cash and short-term investments, and undrawn capacity under our credit facilities.
(4) Total debt includes debt, finance and operating lease liabilities and pension obligations.

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EXECUTIVE COMPENSATION PROGRAM ALIGNED TO STRATEGY

Our 2023 compensation program emphasized delivering record operational results, closing our margin gap and attaining our debt reduction goals. Our 2024 compensation program continues to incentivize performance against our strategic priorities to drive long-term stockholder value creation

Key strategic priorities determining our performance metrics

PROFITABILITY

- Adjusted pre-tax income[(1)]
- Relative pre-tax income margin improvement vs. peers[(2)]

RELIABILITY

- Mainline and regional controllable completion factor (CCF)[(3)]
- Mainline and regional on-time departure (D-0)

ACCOUNTABILITY

(strengthening the balance sheet)

- Debt reduction over three years

Pay element	Vehicle	2023 metrics and features
Base salary	Cash	Fixed pay that compensates executives for scope of responsibility, competence and performance
Short-term Incentive (STIP)	Cash	• **Adjusted pre-tax income**: 60% • **Operational reliability measures**: 30% • **Diversity, equity, & inclusion**: 10%
Long-term Incentive (LTIP)	Restricted stock: 50%	Time vested in alignment with shareholder value creation
	Performance shares: 50%	• **Relative margin improvement**: 50% • **Total debt reduction**: 50% Performance assessed and awards vest after 3 years

(1) Excludes net special items and performance pay.
(2) Excludes net special items, third-party activities and performance pay.
(3) Excludes Air Traffic Control (ATC) and weather cancellations.

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January 1, 2020 CEO’S COMPENSATION REFLECTS PROMOTION AND INDUSTRY DISRUPTIONS The compensation delivered to our CEO in 2023 reflects the challenging circumstances of the past few years 2020 – 2022 The most challenging time in our industry’s history, as the COVID-19 pandemic causes drastic disruptions in global demand for air travel; American’s executive officers take a significant pay reduction in Q2 2020 at the onset of the pandemic and do not receive STIP payouts in 2020 or 2021; American executives take a leadership role working with Congress to ensure the survival of the airline industry amid a crippling environment; (1) American reverses pre-tax loss of nearly $7B in 2021 to pre-tax income of $458M in 2022 March 2022 Robert Isom is promoted to CEO, culminating a robust leadership team succession planning process that began prior to the pandemic; due to CARES Act caps, his 2022 compensation remains capped at $5.0 million, considerably below what his CEO peers at Delta and United earned in 2022 and well below what he received as President in 2019 ($7.1 million) April 2023 CARES Act restrictions lapse September 2023 Following a year-long process in close consultation with its independent compensation consultant, the Compensation Committee revises Mr. Isom’s compensation to compensate him fairly and appropriately for his service as CEO, including relative to his peers at Delta and United, and to appropriately incentivize his leadership in overseeing the positive business momentum following the Company’s successful post-pandemic transformation American took a leadership role in securing support for the airline industry during the pandemic; the Company grappled with how to incentivize and reward our leaders as they led the Company through the most challenging period in airline history 9 (1) Excluding pre-tax net special items.

January 1, 2020 CEO’S 2023 ANNUAL COMPENSATION PROGRAM DESIGN Robert Isom was promoted to CEO in March 2022, culminating a thoughtful, multi-year succession planning process that began prior to the COVID-19 pandemic. In September 2023, the Compensation Committee revised Mr. Isom’s compensation program to recognize his promotion and incentivize his continued leadership. When establishing Mr. Isom’s annual compensation, the Compensation Committee, in close consultation with its independent compensation consultant, worked to design a performance-based program that was aligned with broader market practice and would effectively incentivize him to lead American’s critical next chapter. • Mr. Isom’s 2023 $15.2M target annual compensation was comparable to CEO Mr. Isom’s target compensation at companies of American’s size and complexity across the market annual direct • More than 90% of Mr. Isom’s compensation is at-risk and incentive-based, with more compensation is than 74% delivered in time- and performance-vested equity. Half of the 2023 LTIP significantly below grant is subject to performance-vesting conditions over a three-year performance that of the CEOs of period Delta and United, American’s closest • Mr. Isom received $16.5M in actual annual compensation in 2023, due to (1) peers overperformance against our short-term incentive targets 10 (1) Based on Delta’s and United’s 2024 proxy statements.

January 1, 2020 COMPENSATION ADJUSTMENTS MADE TO ALIGN WITH BUSINESS RECOVERY During the pandemic, we suspended our company profit sharing program for front line employees and our short-term incentive program for executives. We waited to reinstate those programs until after the passing of the worst of the pandemic’s impact on the airline industry 2022 2023 2 0 2 2 S T I P Adjusted performance period to better align with our Performance period: business recovery Apr. 1, 2022 – Apr. 1, 2023 2 0 2 3 S T I P Re-established on Performance period: annual cycle Jan. 1, 2023 – Dec. 31, 2023 Both STIP payouts are reflected in the Summary Compensation Table as compensation for 2023 even though the 2022 (1) STIP payout was almost entirely attributed to 2022 11 (1) See page 64 of our 2024 proxy statement for the full Summary Compensation Table.

January 1, 2020 FY 2023 DECISIONS ASSOCIATED WITH CEO PROMOTION AND CARES ACT (in $, MM) 2023 Actual Total Direct Compensation $16.5 Base Salary Cash $1.3 Regular 91.5% 2023 Annual at-risk Short Term Incentive Cash $3.9 Compensation compensation Reflects market Long Term Incentive 50% PSUs | $11.2 and is highly 50% RSUs performance- based 67.9% All Other $0.1 2022 Short Term Incentive $3.9 (1) Non-Recurring CEO Award $11.0 Considerations for the Non-Recurring CEO Award Non-Recurring • Recognizes Mr. Isom’s promotion to CEO and leadership throughout the COVID-19 25% pandemic Cash $2.8 Reflects timing Short Term of 2022 STIP and • Reflects the difference between what Mr. Isom was paid during 2022, when his Mr. Isom’s compensation was limited by CARES Act restrictions, and what he would have been paid elevation to CEO if his CEO compensation had been set in March 2022 when he was promoted to CEO RSUs (1/3) $2.7 role during the • Increases Mr. Isom’s ownership in AAL stock to further align with shareholders pandemic 75% Long Term • Two-thirds of the long-term incentive award is subject to performance-vesting PSUs (2/3) $5.5 conditions over a three-year performance period, incentivizing a continued focus on improving profitability and establishing a strengthened financial position Total Reported in 2023 Summary Compensation Table $31.4 12 (1) Includes restrictive covenants, which is 24-month non-competition and non-solicitation period following departure from American, regardless of whether he is entitled to severance.